Accounts Receivable, Net	12 Months Ended
Dec. 31, 2024
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Accounts Receivable, Net

Note 5. Accounts Receivable, Net

As of December 31, 2024, accounts receivable, net consisted of accounts receivable of $90.5 million less allowance for credit losses of $5.0 million. As of December 31, 2023, accounts receivable, net consisted of accounts receivable of $76.2 million less allowance for credit losses of $5.1 million.

The movement in the allowance for credit losses during the year are as follows:

	2024	2023	2022
Beginning balance – January 1	$5,136	$2,486	$1,312
Provision for expected credit losses	1,551	2,993	2,009
Write-offs, net of recoveries	(1,709)	(518)	(667)
Foreign currency translation adjustments	(4)	175	(168)
Ending balance – December 31	$4,974	$5,136	$2,486